                                                                Exhibit 10(h)




                       ERISA RETIREMENT RESTORATION PLAN

                                       OF

                               AMOCO CORPORATION

                                      AND

                            PARTICIPATING COMPANIES































   Established as of:  July 1, 1983

   Amended and Restated as of:  August 14, 1993

                       ERISA RETIREMENT RESTORATION PLAN
                                       OF
                               AMOCO CORPORATION
                                      AND
                            PARTICIPATING COMPANIES


                               TABLE OF CONTENTS


                                                                                    Page
       I.  DEFINITIONS

           1.01                 Act . . . . . . . . . . . . . . . . . . . .          1
           1.02                 Code  . . . . . . . . . . . . . . . . . . .          1
           1.03                 Company . . . . . . . . . . . . . . . . . .          1
           1.04                 Effective Date  . . . . . . . . . . . . . .          1
           1.05                 Maximum Benefit . . . . . . . . . . . . . .          1
           1.06                 Participant . . . . . . . . . . . . . . . .          1
           1.07                 Pension Plan  . . . . . . . . . . . . . . .          1
           1.08                 Plan  . . . . . . . . . . . . . . . . . . .          1
           1.09                 Unrestricted Benefit  . . . . . . . . . . .          1


      II.  BENEFITS

           2.01                 Normal Retirement Benefit . . . . . . . . .          2
           2.02                 Early Retirement Benefit  . . . . . . . . .          2
           2.03                 Deferred Vested Retirement Benefit  . . . .          2
           2.04                 Spouse's Pension Benefit  . . . . . . . . .          2
           2.05                 Optional Forms of Benefit Payment . . . . .          2


     III.  ADMINISTRATION OF THE PLAN
           3.01                 Administrator . . . . . . . . . . . . . . .          3
           3.02                 Amendment and Termination . . . . . . . . .          3
           3.03                 Payments  . . . . . . . . . . . . . . . . .          3
           3.04                 Non-assignability of Benefits . . . . . . .          3
           3.05                 Status of Plan  . . . . . . . . . . . . . .          3
           3.06                 Nonguarantee of Employment  . . . . . . . .          3
           3.07                 Applicable Law  . . . . . . . . . . . . . .          3


                                   ARTICLE I

                                  DEFINITIONS


        1.01 "Act" shall mean the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

        1.02 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        1.03        "Company"  shall  mean  Amoco   Corporation,  an  Indiana
   corporation, and any of its subsidiaries or affiliated business entities participating in the Pension Plan.

        1.04     "Effective Date" shall mean July 1, 1983.

        1.05 "Maximum Benefit" shall mean the monthly equivalent of the maximum benefit permitted by the Code to be paid a Participant of the Pension Plan under Section 415 of the Code.

        1.06 "Participant" shall mean any employee of the Company who is an active Participant in the Pension Plan on or after the Effective Date and whose pension benefits determined on the basis of the provisions of such Pension Plan, without regard to the Section 415 limitation of the Code, would exceed the Maximum Benefit limited under Section 415 of the code.

        1.07 "Pension Plan" shall mean the Employee Retirement Plan of Amoco Corporation and Participating Companies, as amended from time to time and/or the Amoco Performance Products, Inc. Retirement Plan.

        1.08 "Plan" shall mean the ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

        1.09 "Unrestricted Benefit" shall mean the maximum monthly life annuity Normal, Early, or Deferred Vested retirement benefit (or lump sum equivalent), whichever is applicable, determined under the Pension Plan without regard to the limitation of the Code imposed under Section 415.

                                   ARTICLE II

                                    BENEFITS

        2.01 Normal Retirement Benefit: Upon the Normal Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly life annuity benefit (or lump sum equivalent) equal in amount to his Unrestricted Benefit less the Maximum Benefit.

        2.02 Early Retirement Benefit: Upon the Early Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly life annuity (or lump sum equivalent) benefit equal to his Unrestricted benefit less the Maximum Benefit.

        2.03 Deferred Vested Retirement Benefit: If a Participant terminates employment with the Company and is entitled to a Deferred Vested Retirement Benefit provided under the Pension Plan, such a Participant shall be entitled to a monthly life annuity benefit equal to his Unrestricted Benefit less the Maximum Benefit.

        2.04 Spouse's Pension Benefit: Subject to Section 2.05, below, upon the death of a Participant whose spouse is eligible for a pre-or post-retirement life annuity surviving benefit under the Pension Plan, the Participant's surviving spouse shall be entitled to a monthly life annuity benefit equal to the surviving spouse benefit determined in accordance with the provisions of the Pension Plan without regard to the limitation under Code Section 415 less the Maximum Benefit.

        2.05 Optional Forms of Benefit Payment: A retirement benefit payable under this Article II shall be paid at such time or times in such form as provided under the Pension Plan as the Participant may have irrevocably elected hereunder by written notice to the Administrator prior to his separation of service. If the participant elects any form of benefit payment other than a 50 percent Joint and Survivor Spouse Annuity his spouse (if applicable) must consent in writing to such election. Also, if a lump sum is elected such election must be approved by the Company. In the absence of a timely election hereunder, a retirement benefit payable under this Article II shall be paid in such form and at such time as the benefit payable under the Pension Plan would be paid in the absence of an election thereunder.

                                  ARTICLE III

                           ADMINISTRATION OF THE PLAN

        3.01 Administrator: The Plan shall be administered by the Company which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Administrator shall have the duty and responsibility of maintaining records, making the requisite calculations, and disbursing the payments hereunder. The Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

        3.02 Amendment and Termination: The Company may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

        3.03 Payments: The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

        3.04 Non-assignability of Benefits: The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, pledged, encumbered, or subjected to any charge or legal process.

        3.05     Status of Plan:   The benefits under this Plan shall  not be
   funded but shall constitute liabilities by the Company when due.

        3.06 Nonguarantee of Employment: Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

        3.07 Applicable Law: All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not pre-empted by such laws, by the laws of the State of Illinois.

                           AMENDMENT AND RESTATEMENT

                                       OF

                      ERISA RETIREMENT RESTORATION PLAN OF

                 AMOCO CORPORATION AND PARTICIPATING COMPANIES


   WHEREAS,   Amoco  Corporation   ("AMOCO")   maintains   ERISA   Retirement
   Restoration  Plan  of   Amoco  Corporation  and   Participating  Companies
   ("Plan"); and

   WHEREAS,  amendment  and  restatement  of  the  Plan  now   is  considered
   desirable;

   NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of this Corporation on June 22, 1993, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources, Public & Government Affairs, and Government Relations) of AMOCO, and to the powers reserved to AMOCO by subsection 3.02 of the Plan, the Plan as evidenced by the attached official text, be and is hereby amended and restated, effective August 14, 1993.


                  *    *    *    *    *    *    *


   I, R. W. Anderson, Senior Vice President of Amoco Corporation, hereby approve and adopt the attached official text of the amended and restated ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies, effective August 14, 1993.


                   Dated this 23rd day of July, 1993



                   R. WAYNE ANDERSON
                   Senior Vice President, Amoco Corporation
                   As aforesaid

                      DEFERRAL RETIREMENT RESTORATION PLAN

                                       OF

                               AMOCO CORPORATION

                                      AND

                            PARTICIPATING COMPANIES





























   Established as of:  July 1, 1983

   Amended and Restated as of:  August 14, 1993

                      DEFERRAL RETIREMENT RESTORATION PLAN
                                       OF
                               AMOCO CORPORATION
                                      AND
                            PARTICIPATING COMPANIES

                               TABLE OF CONTENTS

                                                                                    Page
       I.  DEFINITIONS

           1.01                 Act . . . . . . . . . . . . . . . . . . . .          1
           1.02                 Code  . . . . . . . . . . . . . . . . . . .          1
           1.03                 Company . . . . . . . . . . . . . . . . . .          1
           1.04                 Deferred Earnings . . . . . . . . . . . . .          1
           1.05                 Effective Date  . . . . . . . . . . . . . .          1
           1.06                 Maximum Benefit . . . . . . . . . . . . . .          1
           1.07                 Participant . . . . . . . . . . . . . . . .          1
           1.08                 Pension Plan  . . . . . . . . . . . . . . .          1
           1.09                 Plan  . . . . . . . . . . . . . . . . . . .          1
           1.10                 Unrestricted Benefit  . . . . . . . . . . .          2


      II.  BENEFITS
           2.01                 Normal Retirement Benefit . . . . . . . . .          3
           2.02                 Early Retirement Benefit  . . . . . . . . .          3
           2.03                 Deferred Vested Retirement Benefit  . . . .          3
           2.04                 Spouse's Pension Benefit  . . . . . . . . .          3
           2.05                 Optional Forms of Benefit Payment . . . . .          3

     III.  ADMINISTRATION OF THE PLAN

           3.01                 Administrator . . . . . . . . . . . . . . .          4
           3.02                 Amendment and Termination . . . . . . . . .          4
           3.03                 Payments  . . . . . . . . . . . . . . . . .          4
           3.04                 Non-assignability of Benefits . . . . . . .          4
           3.05                 Status of Plan  . . . . . . . . . . . . . .          4
           3.06                 Nonguarantee of Employment  . . . . . . . .          4
           3.07                 Applicable Law  . . . . . . . . . . . . . .          4
           3.08                 Rules of Construction . . . . . . . . . . .          4


                                   ARTICLE I

                                  DEFINITIONS


        1.01 "Act" shall mean the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

        1.02 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        1.03        "Company"  shall  mean  Amoco   Corporation,  an  Indiana
   corporation, and any of its subsidiaries or affiliated business entities participating in the Pension Plan.

        1.04 "Deferred Earnings" shall mean all or the portion of a Participant's Performance Award under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries that the payment of such award was deferred past the initial payment date.

        1.05     "Effective Date" shall mean July 1, 1983.


        1.06 "Maximum Benefit" shall mean the sum of the monthly equivalent payable to a Participant under the Pension Plan and, if applicable, the ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies.

        1.07 "Participant" shall mean any employee of the Company who is an active Participant in the Pension Plan on or after the Effective Date and who satisfies one or both of the following requirements:

                 (a) Such employee's pension benefits determined on the basis of the provisions of the Pension Plan is reduced because of the
   Section 401(a) (17) limitation of the Code, or

                 (b) Such employee is a recipient of a Performance Award under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries and has deferred payment of all or a portion of any award past the initial payment date.

        1.08 "Pension Plan" shall mean the Employee Retirement Plan of Amoco Corporation and Participating Companies, as amended from time to time and/or the Amoco Performance Products, Inc. Retirement Plan.

        1.09 "Plan" shall mean the Deferral Retirement Restoration Plan of Amoco Corporation and Participating Companies, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

        1.10 "Unrestricted Benefit" shall mean the maximum monthly life annuity Normal, Early, or Deferred Vested retirement benefit (or lump sum equivalent), whichever is applicable, determined under the Pension Plan assuming Deferred Earnings are "Earnings" as defined in subsection 1.23 of the Pension Plan and without regard to the limitations of the Code imposed under Section 415 and Section 401(a) (17).

                                   ARTICLE II

                                    BENEFITS

        2.01 Normal Retirement Benefit: Upon the Normal Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly life annuity benefit (or lump sum equivalent) equal in amount to his Unrestricted Benefit less the Maximum Benefit.

        2.02 Early Retirement Benefit: Upon the Early Retirement of a Participant, as provided under the Pension Plan, such Participant shall be entitled to a monthly life annuity (or lump sum equivalent) benefit equal to his Unrestricted benefit less the Maximum Benefit.

        2.03 Deferred Vested Retirement Benefit: If a Participant terminates employment with the Company and is entitled to a Deferred Vested Retirement Benefit provided under the Pension Plan, such a Participant shall be entitled to a monthly life annuity benefit equal to his Unrestricted Benefit less the Maximum Benefit.

        2.04 Spouse's Pension Benefit: Subject to Section 2.05, below, upon the death of a Participant whose spouse is eligible for a pre-or post-retirement life annuity surviving benefit under the Pension Plan, the Participant's surviving spouse shall be entitled to a monthly life annuity benefit equal to the surviving spouse benefit determined in accordance with the provisions of the Pension Plan without regard to the limitation under Code Section 415 less the Maximum Benefit.

        2.05 Optional Forms of Benefit Payment: A retirement benefit payable under this Article II shall be paid at such time or times in such form as provided under the Pension Plan as the Participant may have irrevocably elected hereunder by written notice to the Administrator prior to his separation of service. If the participant elects any form of benefit payment other than a 50 percent Joint and Survivor Spouse Annuity his spouse (if applicable) must consent in writing to such election. Also, if a lump sum is elected such election must be approved by the Company. Notwithstanding the foregoing, if a Participant also participates in the ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies ("ERISA Plan"), then his retirement benefit payable under this Article II shall be paid in the same form and time as his retirement benefit under the ERISA Plan is paid. In the absence of a timely election hereunder, a retirement benefit payable under this Article II shall be paid in such form and at such time as the benefit payable under the Pension Plan would be paid in the absence of an election thereunder.

                                  ARTICLE III

                           ADMINISTRATION OF THE PLAN

        3.01 Administrator: The Plan shall be administered by the Company which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Administrator shall have the duty and responsibility of maintaining records, making the requisite calculations, and disbursing the payments hereunder. The Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

        3.02 Amendment and Termination: The Company may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

        3.03 Payments: The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

        3.04 Non-assignability of Benefits: The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, pledged, encumbered, or subjected to any charge or legal process.

        3.05     Status of Plan:   The benefits under this Plan shall  not be
   funded but shall constitute liabilities by the Company when due.

        3.06 Nonguarantee of Employment: Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

        3.07 Applicable Law: All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not pre-empted by such laws, by the laws of the State of Illinois.

        3.08 Rules of Construction: Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

                           AMENDMENT AND RESTATEMENT

                                       OF

                    DEFERRAL RETIREMENT RESTORATION PLAN OF

                 AMOCO CORPORATION AND PARTICIPATING COMPANIES


   WHEREAS,  Amoco  Corporation   ("AMOCO")  maintains  Deferral   Retirement
   Restoration  Plan  of   Amoco  Corporation  and   Participating  Companies
   ("Plan"); and

   WHEREAS,  amendment  and  restatement  of  the  Plan  now   is  considered
   desirable;

   NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of this Corporation on June 22, 1993, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources, Public & Government Affairs, and Government Relations) of AMOCO, and to the powers reserved to AMOCO by subsection 3.02 of the Plan, the Plan as evidenced by the attached official text, be and is hereby amended and restated, effective August 14, 1993.


                  *    *    *    *    *    *    *


   I, R. W. Anderson, Senior Vice President of Amoco Corporation, hereby approve and adopt the attached official text of the amended and restated ERISA Retirement Restoration Plan of Amoco Corporation and Participating Companies, effective August 14, 1993.


                   Dated this 23rd day of July, 1993



                   R. WAYNE ANDERSON
                   Senior Vice President, Amoco Corporation
                   As aforesaid